Exhibit 99.1

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Vibrant Health  International,  a Nevada
corporation  (the  "Company"),  on Form 10-KSB for the year ending  December 31,
2002 as filed with the Securities and Exchange  Commission  (the  "Report"),  I,
Thomas H. McAdam,  Chief Executive  Officer and Chief  Financial  Officer of the
Company,  certify,  pursuant  toss.906  of the  Sarbanes-Oxley  Act of 2002  (18
U.S.C.ss.1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and result of operations of the Company.

                                                /s/Thomas H. McAdam
                                                Thomas H. McAdam
                                                Chief Executive Officer
                                                Chief Financial Officer
                                                March 26, 2003